Exhibit 99.1

Remy International, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

Following are the unaudited pro forma condensed consolidated statements of operations of Remy International, Inc. for the six months ended June 30, 2004 and the years ended December 31, 2003, December 31, 2002 and December 31, 2001 and the unaudited pro forma condensed consolidated balance sheet of Remy International, Inc. at June 30, 2004. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition of Williams Technologies, Inc. and JAX Reman, L.L.C. and the planned disposition of AutoMatic Transmission International A/S as if they had occurred on January 1, 2001. The unaudited pro forma condensed consolidated balance sheet gives effect to these actions as if they had occurred on June 30, 2004.

The unaudited pro forma condensed consolidated statements of operations and balance sheet were derived by adjusting the historical financial statements of Remy International, Inc. The adjustments are based on currently available information and, therefore, the actual effects of the above transactions may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the disposition of Williams Technologies, Inc. and JAX Reman, L.L.C. and the planned disposition of AutoMatic Transmission International A/S. The pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated statements of operations and pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and Remy International, Inc.’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2003 and the unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

IN THOUSANDS, For the six months ended June 30, 2004	Historical	Pro Forma Adjustments			Pro Forma
		Sale of Businesses (a)		Business Held for Sale (b)
Net sales	$588,765	$(46,972)		$(733)	$541,060
Cost of goods sold	478,411	(40,788)		(1,126)	436,497

Gross profit / loss	110,354	(6,184)		393	104,563

Selling, general and administrative expenses	57,401	(722)		(436)	56,243
Restructuring charges	1,795	(421)		—	1,374

Operating income / loss	51,158	(5,041)		829	46,946

Interest expense, net	33,416	(2,988)		(258)	30,170
Loss on early extinguishment of debt	7,939	—		—	7,939

Income / loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	9,803	(2,053)		1,087	8,837

Income tax expense	1,147	(63	)(c)	— (d)	1,084
Minority interest	1,370	—		—	1,370
Loss from unconsolidated joint ventures	768	—		—	768

Net income / loss from continuing operations	$6,518	$(1,990)		$1,087	$5,615

(a)	Represents the combined historical statements of operations of Williams Technologies, Inc. and JAX Reman, L.L.C.
(b)	Represents the historical statement of operations of AutoMatic Transmission International A/S.
(c)	The income tax provision of the disposed operations reflects state and local income taxes. The Company established a valuation allowance for domestic U.S. deferred tax assets in 2003 which resulted in no domestic U.S. provision on 2004 domestic income.
(d)	No income tax benefit was provided on losses in the business held for sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

IN THOUSANDS, For the year ended December 31, 2003	Historical	Pro Forma Adjustments			Pro Forma
		Sale of Businesses (a)		Business Held for Sale (b)
Net sales	$1,053,239	$(79,423)		$(1,022)	$972,794
Cost of goods sold	865,403	(72,625)		(1,456)	791,322
Cost of goods sold - special charges:
Core inventory valuation	104,113	(183)		—	103,930
Mexican arbitration award	14,310	—		—	14,310

Gross profit / loss	69,413	(6,615)		434	63,232

Selling, general and administrative expenses	98,671	(1,363)		(538)	96,770
Restructuring charges	49,508	(540)		—	48,968

Operating income / loss	(78,766)	(4,712)		972	(82,506)

Interest expense, net	62,151	(6,343)		(354)	55,454

Loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	(140,917)	1,631		1,326	(137,960)

Income tax expense	36,814	(132	)(c)	— (d)	36,682
Minority interest	(143)	—		—	(143)
Loss from unconsolidated joint ventures	6,427	—		—	6,427

Net loss from continuing operations	$(184,015)	$1,763		$1,326	$(180,926)

(a)	Represents the combined historical statements of operations of Williams Technologies, Inc. and JAX Reman, L.L.C.
(b)	Represents the historical statement of operations of AutoMatic Transmission International A/S.
(c)	The income tax provision of the disposed operations reflects state and local income taxes. The Company established a valuation allowance for domestic U.S. deferred tax assets in 2002 which resulted in no domestic U.S. provision on the 2003 domestic income of Williams Technologies, Inc. and JAX Reman, L.L.C.
(d)	No income tax benefit was provided on losses in the business held for sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

IN THOUSANDS, For the year ended December 31, 2002	Historical	Pro Forma Adjustments			Pro Forma
		Sale of Businesses (a)		Business Held for Sale (b)
Net sales	$1,026,945	$(93,691)		$(618)	$932,636
Cost of goods sold	858,770	(78,549)		(1,245)	778,976

Gross profit / loss	168,175	(15,142)		627	153,660

Selling, general and administrative expenses	97,651	(2,512)		(103)	95,036
Restructuring credit	(4,375)	—		—	(4,375)

Operating income / loss	74,899	(12,630)		730	62,999

Interest expense, net	56,416	(5,724)		(163)	50,529

Income / loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	18,483	(6,906)		893	12,470

Income tax expense	8,502	(276	)(c)	— (d)	8,226
Minority interest	4,245	—		—	4,245
Loss from unconsolidated joint ventures	3,830	—		—	3,830

Net income / loss from continuing operations	$1,906	$(6,630)		$893	$(3,831)

(a)	Represents the combined historical statements of operations of Williams Technologies, Inc. and JAX Reman, L.L.C.
(b)	Represents the historical statement of operations of AutoMatic Transmission International A/S.
(c)	The income tax provision of the disposed operations reflects state and local income taxes. The Company established a valuation allowance for domestic U.S. deferred tax assets in 2001 which resulted in no domestic U.S. provision on the 2002 domestic income of Williams Technologies, Inc. and JAX Reman, L.L.C.
(d)	No income tax benefit was provided on losses in the business held for sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

IN THOUSANDS, For the year ended December 31, 2001	Historical	Pro Forma Adjustments		Pro Forma
		Sale of Businesses (a)	Business Held for Sale (b)
Net sales	$967,876	$(90,250)	$(330)	$877,296
Cost of goods sold	790,632	(78,378)	(490)	711,764
Cost of goods sold - special charges:
Unusual warranty cost	13,945	—	—	13,945

Gross profit / loss	163,299	(11,872)	160	151,587

Selling, general and administrative expenses	98,413	(769)	(214)	97,430
Special charges - selling, general and administrative expenses	16,081	—	—	16,081
Restructuring charges	30,098	—	—	30,098

Operating income / loss	18,707	(11,103)	374	7,978

Interest expense, net	50,800	(4,675)	(39)	46,086
Non-recurring merger and tender offer expenses	4,194	—	—	4,194

Income / loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	(36,287)	(6,428)	413	(42,302)

Income tax expense / benefit	(6,737)	1,472 (c)	— (d)	(5,265)
Minority interest	9,254	—	—	9,254
Loss from unconsolidated joint ventures	2,925	—	—	2,925

Net income / loss from continuing operations	$(41,729)	$(7,900)	$413	$(49,216)

(a)	Represents the combined historical statements of operations of Williams Technologies, Inc. and JAX Reman, L.L.C.
(b)	Represents the historical statement of operations of AutoMatic Transmission International A/S.
(c)	During 2001, the Company provided a significant valuation allowance on deferred tax assets. This adjustment reflects the effect of removing deferred tax liabilities of the disposed operations.
(d)	No income tax benefit was provided on losses in the business held for sale.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

IN THOUSANDS, At June 30, 2004	Historical	Pro Forma Adjustments			Pro Forma
		Sale of Businesses (a)	Business Held for Sale (d)
Assets:
Current assets:
Cash and cash equivalents	$23,184	$101,893 (b)	$(153)		$124,924
Trade accounts receivable, net	173,349	(10,475)	(163)		162,711
Other receivables	14,967	(235)	(34)		14,698
Inventories	237,319	(23,326)	(687)		213,306
Assets of discontinued operations	—	650	686		1,336
Other current assets	11,394	(227)	(14)		11,153

Total current assets	460,213	68,280	(365)		528,128

Property, plant and equipment	321,658	(18,998)	(386)		302,274
Less accumulated depreciation	186,423	(8,775)	(251)		177,397

Property, plant and equipment, net	135,235	(10,223)	(135)		124,877
Deferred financing costs, net	16,757	—	—		16,757
Goodwill, net	138,073	(31,709)	—		106,364
Investments in joint ventures	5,455	—	—		5,455
Other assets	20,234	(75)	—		20,159

Total assets	$775,967	$26,273	$(500)		$801,740

Liabilities and Stockholders’ Deficit:
Current liabilities:
Accounts payable	$180,656	$(14,973)	$(89)		$165,594
Accrued interest	7,428	—	—		7,428
Accrued restructuring	5,260	(252)	—		5,008
Liabilities of discontinued operations	906	866	1,583		3,355
Other liabilities and accrued expenses	115,670	(4,740)	(105)		110,825
Current maturities of long-term debt	24,161	—	—		24,161

Total current liabilities	334,081	(19,099)	1,389		316,371

Long-term debt, net of current portion	647,301	—	(89)		647,212
Post retirement benefits other than pensions	16,806	—	—		16,806
Accrued pension benefits	13,128	—	—		13,128
Accrued restructuring	8,053	—	—		8,053
Other non-current liabilities	7,786	—	—		7,786
Minority interest	9,953	—	—		9,953
Redeemable preferred stock	324,877	—	—		324,877

Common stock	3	—	—		3
Retained deficit	(571,280)	45,372 (c)	(1,800	)(e)	(527,708)
Accumulated other comprehensive loss	(14,741)	—	—		(14,741)

Total stockholders’ deficit	(586,018)	45,372	(1,800)		(542,446)

Total liabilities and stockholders’ deficit	$775,967	$26,273	$(500)		$801,740

(a)	Represents the combined historical balance sheets of Williams Technologies, Inc. and JAX Reman, L.L.C. and the estimated net proceeds and estimated net gain on the sale of these businesses.
(b)	Includes the estimated net proceeds on the sale of Williams Technologies, Inc. and JAX Reman L.L.C. of $101.9 million.
(c)	Represents the estimated net gain on the sale of Williams Technologies, Inc. and JAX Reman L.L.C.
(d)	Represents the historical balance sheet of AutoMatic Transmission International A/S and the effect of the estimated loss on disposal of this business.
(e)	Represents the estimated net loss on disposal of AutoMatic Transmission International A/S.